UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 17, 2014

FUTUREWORLD CORP
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2014, FutureWorld Energy, Inc., a Delaware corporation (the “Company”), filed an amendment to its Articles of Incorporation (the “Amended Certificate”) with the Delaware Secretary of State to change the Company’s corporate name from FutureWorld Energy, Inc. to FutureWorld Corp. The name change effected by the Amended Certificate was effective as of June 11, 2014. Due to delay on the part of Delaware State Corporate office, we didn’t receive the name change confirmation until recently.

The Company’s Board of Directors had previously adopted and stockholders holding a majority of the Company’s outstanding voting shares had approved the name change by written consent. The Company has notified the Financial Industry Regulatory Authority (FINRA) of its name change with no change to its trading symbol. FutureWorld has received confirmation from FINRA that it has completed its review of the company's name change request. The Company has also been assigned a new CUSIP number -- 36117M105. The effective date of the name change and new CUSIP number will be July 17, 2014. No action is required by FWDG shareholders.

A copy of the Amended Certificate is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference..

Item 7.01 Regulation FD Disclosure.

On July 16, 2014, FutureWorld Corp issued a press release announcing the name change. A copy of the press release is set forth as Exhibit 99.2 and is incorporated hereto by reference.

This Form 8-K and the information attached below as exhibits 99.1, 99.2 and 99.3 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended ("Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates. The information in the materials is presented as of July 17, 2014, and the Registrant does not assume any obligation to update such information in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Amendment to Articles of Incorporation of FutureWorld Energy, Inc., changing its name to FutureWorld Corp, effective June 11, 2014.

99.2 Press release of FutureWorld Corp, dated July 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  July 17, 2014